BLACKROCK LIQUIDITY FUNDS

TempCash

TempFund

BlackRock Liquid Federal Trust Fund

FedFund

T-Fund

Treasury Trust Fund

California Money Fund

MuniCash

New York Money Fund

(the “Funds”)

Supplement dated October 27, 2021 to the Cash Management Shares Prospectus of the Funds, dated

February 26, 2021, as supplemented to date

As a result of certain changes to the transfer agency system used by the BlackRock Liquidity Funds, the Fund Codes for the various share classes of the Funds will be updated effective on or about November 8, 2021.

Consequently, effective on or about November 8, 2021 the following changes are made to the Funds’ Cash Management Shares Prospectus:

The Cash Management Share Fund Code table under “How to Contact BlackRock Liquidity Funds” is hereby deleted in its entirety and replaced with the following:

Cash Management Shares	Fund Code
TempCash	0004
TempFund	0027
BlackRock Liquid Federal Trust Fund	0103
FedFund	0087
T-Fund	0034
Treasury Trust Fund	0012
California Money Fund	0064
MuniCash	0052
New York Money Fund	0072

Shareholders should retain this Supplement for future references.

PRO-LIQ-CM-1021SUP